DUPREE MUTUAL FUNDS - INTERMEDIATE GOVERNMENT BOND SERIES SCHEDULE OF PORTFOLIO INVESTMENTS U.S. Government Securities and Agencies March 31, 2019	UNAUDITED

Bond Description	Coupon	Maturity Date	Rating#	Par Value	Fair Value
FEDERAL FARM CREDIT
62.11% of Net Assets
Federal Farm Credit Bank	5.050%	12/21/2021	Aaa	$370,000	$396,444
Federal Farm Credit Bank	5.250	05/10/2022	Aaa	2,000,000	2,175,130
Federal Farm Credit Bank	5.840	07/20/2022	Aaa	2,650,000	2,945,086
Federal Farm Credit Bank	5.250	10/25/2022	Aaa	1,500,000	1,649,463
Federal Farm Credit Bank	5.125	11/28/2022	Aaa	2,000,000	2,195,308
					9,361,431
FEDERAL HOME LOAN BANK
34.90% of Net Assets
Federal Home Loan Bank	5.000	12/10/2021	Aaa	500,000	534,782
Federal Home Loan Bank	5.750	06/10/2022	Aaa	2,000,000	2,211,688
Federal Home Loan Bank	5.365	09/09/2024	Aaa	1,750,000	2,014,365
Federal Home Loan Bank	2.970	08/02/2027	Aaa	500,000	500,001
					5,260,836

Total Investments 97.01% of Net Assets					$14,622,267

(cost $14,170,547) (See (a) below for further explanation)

Other assets in excess of liabilities 2.99%					450,835

Net Assets 100%					$15,073,102

#	Ratings by Moody’s Investors Services, Inc. unless noted otherwise. All ratings are as of the date indicated and do not reflect susequent changes.

*	Rated by Standard & Poor’s Corporation

@	Fich’s Investors Service

NR	Not Rated

(a) Cost for federal income tax purposes is $14,170,547 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$451,720
Unrealized depreciation	-

Net unrealized appreciation	$451,720

Other Information

The Fund has adopted the provisions of FASB ASC 820, “Fair Value Measurements and Disclosures.” ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are described as follows:

Level 1 -	Unadjusted quoted prices in active markets for identical securities.
Level 2 -	Prices determined using other significant observable inputs. Observable inputs, either directly or indirectly, are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 -	Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, where there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing a security, and would be based on the best information available.

The following is a summary of the inputs used, as of March 31, 2019, involving the Fund’s investments in securities carried at fair value. As of that date, the Fund held no investments or other financial instruments whose fair value was determined using Level 3 inputs. The Fund recognizes transfers at the end of the reporting period. There were no transfers in and out of level 1, 2 or 3 during the quarter ended March 31, 2019.

Valuation Inputs	Government Agencies
Level 1 Quoted Prices	---
Level 2 Other Significant Observable Inputs	$14,622,267
Level 3 Significant Unobservable Inputs	----

$14,622,267

Securities held by the Intermediate Government Bond Series are valued using market quotations provided by an independent pricing service. If market quotations are not readily available, the pricing service may provide an evaluated price determined by a matrix pricing method, which considers information regarding securities with similar characteristics to determine the evaluation for a security.